                            ------------------------

                             QUESTIONS AND ANSWERS
                                 FOR EMPLOYEES
----------------------------------------------------------

  Q. AM I ELIGIBLE FOR A SIMPLE IRA?

  A. You are eligible to participate in your employer's SIMPLE IRA for a calendar year if (i) you are an employee of an "eligible employer," (ii) you received at least $5,000 in compensation from your employer during any two preceding calendar years, and (iii) you are reasonably expected to receive at least $5,000 in compensation during the current calendar year. Depending on the criteria selected by your employer, you might not be eligible to participate in your employer's SIMPLE IRA if you are covered under a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining. Consult your employer's plan document (Form 5305-SIMPLE if your employer designates the custodian for your SIMPLE IRA or Form 5304-SIMPLE if your employer does not designate the required custodian) to determine whether you are eligible to participate in its SIMPLE IRA.

  You are an employee of an eligible employer for a calendar year if your employer (i) employs no more than 100 employees who received at least $5,000 of compensation from your employer during the preceding calendar year and (ii) does not maintain another qualified plan for the calendar year. If your employer was eligible for a particular calendar year and in a subsequent calendar year exceeds this 100 employee limit, your employer will be an eligible employer for an additional two calendar years.

  Q. HOW MUCH CAN I CONTRIBUTE?

  A. You can contribute up to $6,000 per year to your SIMPLE IRA through a Salary Reduction Agreement that designates the percentage of your compensation that your employer will withhold from your paycheck, on a pre-tax basis, and contribute to your SIMPLE IRA. This limit may be adjusted from time to time by the Internal Revenue Service to reflect increases in the cost of living.

  Q. WHEN CAN I START MAKING CONTRIBUTIONS?

  A. You can elect to make contributions to your SIMPLE IRA for a calendar year at any time during November and December of the preceding calendar year by completing a Salary Reduction Agreement and filing it with your employer. For future calendar years, you do not need to refile a Salary Reduction Agreement, but you can change your contributions for a calendar year by completing a new Salary Reduction Agreement and giving it to your employer during November or December of the preceding calendar year. For example, you can increase your contributions from 5% of your compensation in 1998 to 6% of your compensation in 1999 by filing a new Salary Reduction Agreement with your employer in November or December of 1998.

  You can stop making contributions to your SIMPLE IRA at any time; however, if you stop making contributions at any time during a calendar year, you may not be eligible to start making contributions again until the beginning of the next calendar year (and will need to complete a new Salary Reduction Agreement and give it to your employer during November or December of the preceding calendar year).

  Q. HOW MUCH DOES MY EMPLOYER CONTRIBUTE?

  A. Generally, for any calendar year, your employer will contribute to your SIMPLE IRA an amount equal to 100% of your contributions to your SIMPLE IRA, up to a maximum of 3% of your compensation for that calendar year. However, your employer may choose either (i) to match 100% of your contributions, up to a maximum of 1% of your compensation for a calendar year (but your employer may only elect this lower maximum contribution twice during any five year period), or (ii) to contribute an amount equal to 2% of your compensation (not taking into account compensation over $160,000, as adjusted by the Internal Revenue Service to reflect increases in the cost of living) for a calendar year if you receive at least $5,000 of compensation from your employer for that year. If your employer elects to contribute anything other than 100% of your contributions, up to 3% of your compensation for a calendar year,

[LOGO]

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                              GT GLOBAL SIMPLE IRA

it will notify you within a reasonable amount of time before November 1st of the preceding calendar year so that you can adjust your contributions for the coming calendar year.

  Q. ARE CONTRIBUTIONS TO MY SIMPLE IRA TAXABLE?

  A. Your contributions to your SIMPLE IRA are made on a "pre-tax" basis, which means that compensation that would otherwise have been subject to federal income tax at the time you received it will not be taxed if, instead, it is withheld from your paycheck by your employer and contributed to your SIMPLE IRA. Your contributions are taken into account, however, for purposes of social security, medicare, railroad retirement, and unemployment taxes. Amounts contributed by your employer to your SIMPLE IRA are not subject to federal income tax at the time they are contributed nor taken into account for purposes of social security, medicare, railroad retirement, and unemployment taxes. Contributions and earnings on contributions to your SIMPLE IRA are not taxed until distributed.

  Q. WHEN CAN I WITHDRAW MONEY FROM MY SIMPLE IRA?

  A. You can withdraw all or part of your money at any time, but ordinary federal (and, in most cases, state or local) income taxes will be due on withdrawals of contributions and earnings from your SIMPLE IRA in the year the withdrawals are made. In addition, if you withdraw money prior to reaching age 59 1/2, you may be subject to a 10% federal penalty on early withdrawals. This penalty is increased to 25% if you make a withdrawal from your SIMPLE IRA at any time during the two-year period beginning on the date you first participated in a SIMPLE IRA. After age 59 1/2, you may withdraw money from your IRA without penalty. Under current law, you must begin withdrawing money by April 1 following the year in which you reach age 70 1/2.

  Q. CAN I CONSOLIDATE MY SIMPLE IRA ASSETS WITH MY OTHER IRA ASSETS?

  A. You may transfer your SIMPLE IRA assets to another SIMPLE IRA or, at any time after expiration of the two-year period beginning on the date you first participated in a SIMPLE IRA, to any other IRA. However, you may not include regular or spousal IRA assets in your SIMPLE IRA.

  Q. WHAT IS THE DIFFERENCE BETWEEN A SIMPLE IRA TRANSFER AND A SIMPLE IRA ROLLOVER?

  A. A SIMPLE IRA transfer moves your SIMPLE IRA assets directly from one financial institution to another. You may, for instance, consolidate your SIMPLE IRA at GT Global by transferring SIMPLE IRA assets from a bank, trust company, insurance company or mutual fund to your SIMPLE IRA or to another IRA at GT Global (presumably, in the latter case after the two-year participation requirement in your other SIMPLE IRA is met); your current custodian will liquidate your SIMPLE IRA assets (if not currently held in GT Global Funds) and send the check directly to GT Global Investor Services, Inc.

  A SIMPLE IRA rollover reinvests SIMPLE IRA assets distributed to you. With a rollover you can take receipt of your SIMPLE IRA assets for up to 60 days before reinvesting them in another SIMPLE IRA or, after the two-year period described above, another IRA. (Please note that you must reinvest your SIMPLE IRA assets within 60 days to maintain their tax-deferred status.) You may do only one rollover in any 12-month period. There is no restriction on the number of SIMPLE IRA transfers you may effect in a year.

  Q. WHAT FORMS OR REPORTS DO I FILE FOR MY SIMPLE IRA CONTRIBUTIONS?

  A. You file no special forms with the Internal Revenue Service regarding your contributions to your SIMPLE IRA.

  Q. WHAT FORMS OR REPORTS DOES MY EMPLOYER FILE FOR MY SIMPLE IRA?

  A. Your employer will give you a copy of the completed plan document (either Form 5305-SIMPLE or Form 5304-SIMPLE). Your employer will also report your contributions to your SIMPLE IRA on Form W-2.

  Q. WHAT REPORTS WILL GT GLOBAL PROVIDE?

  A. Prior to January 31 of each year, GT Global will provide you with a statement showing your SIMPLE IRA account balance as of December 31st of the previous year and your SIMPLE IRA account activity for that previous year. If your employer has used Form 5305-SIMPLE to establish its SIMPLE plan you will also receive by January 31 of each year a copy of Form 1099-R filed with the Internal Revenue Service showing

                                    -------
                                       2
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                            ------------------------
                              GT GLOBAL SIMPLE IRA

distributions made from your SIMPLE IRA during the previous year. Otherwise, the custodian you designated on Form 5304-SIMPLE will provide you with this information. GT Global will also report your contributions and account value to the IRS on Form 5498.

  Q. IF I ALREADY HAVE AN IRA, CAN MY EMPLOYER AND I MAKE THE SIMPLE IRA CONTRIBUTIONS TO THAT?

  A. No. You need to establish a separate SIMPLE IRA and may use Form 5305-SA to do so.

           ----------------------------------------------------------
                             QUESTIONS AND ANSWERS
                                 FOR EMPLOYERS
----------------------------------------------------------

  Q. AM I ELIGIBLE TO ESTABLISH A SIMPLE IRA FOR MY EMPLOYEES?

  A. If you (i) employ no more than 100 employees who received at least $5,000 in compensation from you during the preceding calendar year and (ii) do not maintain another qualified plan during the current year. Generally, if you were eligible for a particular calendar year and in a subsequent calendar year employ more than 100 employees, you will be an eligible employer for an additional two calendar years.

  Q. WHAT EMPLOYEES MUST BE COVERED?

  A. At a minimum, any employee is eligible to participate who (i) received at least $5,000 in compensation from you during any two preceding calendar years, and (ii) is reasonably expected to receive at least $5,000 in compensation during the calendar year. You may choose to make all your employees eligible or expand the group of eligible employees by reducing the minimum compensation necessary for the current year or prior years, or both. You may exclude any employee who is covered by a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining between you and the employee's union. (If you use an individually designed plan document, rather than the Internal Revenue Service model form (Form 5304-SIMPLE or Form 5305-SIMPLE), you may also exclude any employee who is a nonresident alien and received no United States-sourced income from you.)

  Q. HOW MUCH CAN AN EMPLOYEE CONTRIBUTE?

  A. Each employee can contribute up to $6,000 per year to his or her SIMPLE IRA through a Salary Reduction Agreement that designates the percentage of the employee's compensation that will be withheld from his or her paycheck, on a pre-tax basis, and contributed to his or her SIMPLE IRA. This limit may be adjusted from time to time by the Internal Revenue Service to reflect increases in the cost of living.

  Q. WHEN CAN EMPLOYEES START MAKING CONTRIBUTIONS?

  A. Employees can elect to make contributions to a SIMPLE IRA for a calendar year at any time during November and December of the preceding calendar year by completing a Salary Reduction Agreement and filing it with the employer. For future calendar years, employees do not need to refile a Salary Reduction Agreement, but employees can change their contributions for a calendar year by completing a new Salary Reduction Agreement and giving it to the employer during November or December of the preceding calendar year. An employee may terminate his or her contributions to the SIMPLE IRA at any time; however, if an employee stops making contributions at any time during a calendar year, you may elect, under your SIMPLE IRA plan, to preclude the employee from making contributions again until the beginning of the next calendar year after completing a new Salary Reduction Agreement during November or December of the preceding calendar year.

  Q. HOW MUCH DOES THE EMPLOYER CONTRIBUTE?

  A. Generally, for any calendar year, the employer will contribute to each employee's SIMPLE IRA an amount equal to 100% of the employee's contributions to his or her SIMPLE IRA, up to a maximum of 3% of the employee's

                                    -------

                            ------------------------
                              GT GLOBAL SIMPLE IRA

compensation for that calendar year. However, an employer may elect (i) to match 100% of each employee's contributions up to a maximum of 1% of compensation for a calendar year (but the employer may only elect this lower maximum contribution twice during any five year period), or (ii) to contribute an amount equal to 2% of each employee's compensation (not taking into account compensation over $160,000, as adjusted from time to time by the Internal Revenue Service to reflect increases in the cost of living) for a calendar year, but only to the extent that such employee receives compensation from the employer for that year in excess of $5,000. If you elect to contribute anything other than 100% of the employee contributions, up to 3% of the employee's compensation for a calendar year, you must notify your employees within a reasonable amount of time before November 1st of the preceding calendar year so that the employees can adjust their contributions for the next calendar year.

  Q. ARE MY CONTRIBUTIONS DEDUCTIBLE?

  A. As an employer, your contributions are deductible for federal income tax purposes in your tax year including the end of the calendar year for which they are made. Contributions are treated as made for a particular tax year if they are made for that year and paid by the due date (including extensions) of your federal income tax return for that year.

  Q. ARE SIMPLE IRA CONTRIBUTIONS TAXABLE?

  A. Subject to the applicable limits, all contributions to an employee's SIMPLE IRA are made on a "pre-tax" basis and not taxed until distributed. Salary reduction contributions are taken into account, however, for purposes of social security, medicare, railroad retirement, and unemployment taxes (but employer contributions are not).

  Q. WHEN CAN AN EMPLOYEE WITHDRAW MONEY FROM HIS OR HER SIMPLE IRA?

  A. An employee can withdraw all or part of his or her money at any time, but ordinary federal (and, in most cases, state or local) income taxes will be due on withdrawals of contributions and earnings from a SIMPLE IRA in the year the withdrawals are made. In addition, if an employee withdraws money prior to reaching age 59 1/2, he or she may be subject to a 10% federal penalty on early withdrawals. This penalty is increased to 25% if the withdrawal is made at any time during the two-year period beginning on the date the employee first participated in a SIMPLE IRA. After age 59 1/2, an employee may withdraw money from his or her SIMPLE IRA without penalty. Under current law, an employee must begin withdrawing money by April 1 following the year in which he or she reaches age 70 1/2.

  An employee may transfer his or her SIMPLE IRA assets to another SIMPLE IRA or, anytime after having participated in the SIMPLE IRA for two years, to any other IRA.

  Q. WHAT'S THE DIFFERENCE BETWEEN FORM 5305-SIMPLE AND FORM 5304-SIMPLE?

  A. If you want to be sure that all your employees have the same SIMPLE IRA custodian (the GT Global SIMPLE IRA Custodian) which you designate, use Form 5305-SIMPLE to establish your SIMPLE plan. Otherwise, if you will permit each employee to select his or her own custodian, use Form 5304-SIMPLE. Form 5304-SIMPLE also requires that either you or the custodian selected by the employee provide the employee with the procedures for withdrawal of SIMPLE IRA contributions. With Form 5304-SIMPLE, your employees may still select the GT Global SIMPLE IRA Custodian as their Custodian.

  If you use Form 5305-SIMPLE and a designated financial institution, only Class A or Advisor Class GT Global Mutual Fund shares may be purchased for employees' SIMPLE IRAs. With Form 5304-SIMPLE, Class A, Class B or Advisor Class shares may be purchased for the SIMPLE IRAs. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see a Fund prospectus for more information.

  Q. WHAT FORMS OR REPORTS DOES AN EMPLOYER FILE FOR A SIMPLE IRA PLAN?

  A. All SIMPLE IRA contributions made by an employee are reported on Form W-2. You do not have to file any annual information returns (such as Form 5500).

                                    -------
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
                            ------------------------

                                     [LOGO]

                                GT GLOBAL SIMPLE
                         INDIVIDUAL RETIREMENT ACCOUNT
                      DISCLOSURE STATEMENT AND APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------
1. GENERAL
--------------------------------------------

  Internal Revenue Service Regulations require that you be given this Disclosure Statement for the purpose of informing you of the restrictions and limitations on how you may use a SIMPLE Individual Retirement Account (SIMPLE IRA). Please read this Disclosure Statement together with the Form 5305-SIMPLE or Form 5304-SIMPLE signed by your employer that is used to establish the SIMPLE plan, the Custodial Agreement or Form 5305-SA that is used to establish the IRA into which SIMPLE contributions will be made and the prospectus(es) for the GT Global Fund(s) in which you are investing. The provisions of the Form 5305-SIMPLE or Form 5304-SIMPLE, Custodial Agreement and prospectus(es) must prevail over this statement in any instance where the statement is incomplete or appears to be in conflict.

--------------------------------------------
2. IRREVOCABILITY OF ACCOUNT
--------------------------------------------

  The Internal Revenue Service requires that you receive this disclosure statement at least 7 days prior to the establishment of your SIMPLE IRA. Because of this requirement, your application will not be accepted by the Custodian until at least 7 days after the date you received this disclosure statement. Prior to such acceptance, you may receive back the entire amount that you have contributed, without reduction for fees or other expenses. If your employer used Form 5305-SIMPLE or your employer used Form 5304-SIMPLE and you selected the GT Global SIMPLE IRA Custodian, you may request that your contribution be returned to you by writing to GT Global Investor Services, Inc. (agent for the Custodian), P.O. Box 7345, San Francisco, CA 94120-7345 or by calling GT Global Investor Services, Inc. toll free at (800) 223-2138 within 7 days of the date you have signed the Custodial Agreement. All telephone requests must be confirmed in writing. If you selected a Custodian other than the GT Global SIMPLE IRA Custodian, you should send the written request to your Custodian within 7 days of signing the Custodial Agreement. Once your application for a GT Global SIMPLE IRA is accepted by the Custodian, it cannot be revoked by you.

--------------------------------------------
3. ELIGIBLE EMPLOYEE
--------------------------------------------

  You are eligible to participate in a GT Global SIMPLE IRA for a calendar year if (i) you are an employee of an "eligible employer" and your employer has authorized your participation in a SIMPLE IRA by signing Form 5305-SIMPLE or Form 5304-SIMPLE, (ii) you received at least $5,000 in compensation from your employer during any two preceding calendar years, and (iii) you are reasonably expected to receive at least $5,000 in compensation during the current calendar year. You must also establish an IRA into which SIMPLE plan contributions can be made.

  Depending on the criteria selected by your employer, as set forth in Form 5305-SIMPLE or Form 5304-SIMPLE, you may not be eligible to participate in a SIMPLE IRA if you are covered under a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining.

  An eligible employer for a calendar year is an employer that (i) employs no more than 100 employees who received at least $5,000 in compensation during the preceding calendar year and (ii) does not maintain another qualified plan for that calendar year. If your employer was eligible for a particular calendar year and in a subsequent calendar year exceeds this 100 employee limit, your employer will be an eligible employer for an additional two calendar years.

                                    -------
                                      DS-1
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                            ------------------------
                              GT GLOBAL SIMPLE IRA

--------------------------------------------
4. YOUR SIMPLE IRA
--------------------------------------------

  A SIMPLE IRA is a combination of a SIMPLE plan and individual retirement account (IRA). Under the SIMPLE plan, your employer makes salary reduction and other contributions to an IRA on your behalf, as described in Section 5. Your SIMPLE IRA is a trust or custodial account created or organized in the United States for your exclusive benefit or for the benefit of your beneficiaries. The SIMPLE IRA must be created by written instrument that meets the following requirements:

  (1) The trustee or custodian must be a bank, federally insured credit union, savings and loan association, or (under federal regulations) another person eligible to act as trustee or custodian;

  (2) Your interest in the SIMPLE IRA is nonforfeitable; that is, it is fully vested at all times;

  (3) No part of the trust or custodial funds may be invested in life insurance contracts or certain collectibles nor may the assets be commingled with other property except in a common trust fund or common investment fund; and

  (4) Your interest in the SIMPLE IRA must begin to be distributed by April 1 of the year following the year in which you reach age 70(1)/(2). The distribution may be made in a single sum, or you may receive periodic distributions, starting by April 1 of the year following the year in which you reach age 70(1)/(2), so long as your entire interest in the SIMPLE IRA is distributed over one of the following periods:

      (a) Your life;

      (b) The joint lives of you and your designated beneficiary;

      (c) A specific period not extending beyond your life expectancy; or

      (d) A specific period not extending beyond the life expectancy of you and your designated beneficiary.

  If the amount distributed is less than the minimum amount required to be distributed to you under the Internal Revenue Code, an excise tax will be imposed on you in an amount equal to 50% of the excess of the amount required to be distributed to you over the amount you actually receive.

  (5) If you die after distributions have begun, your beneficiary must receive the remaining payments at least as rapidly as under the method of distribution being used on the date of your death. If you die before distributions have begun or if your surviving spouse dies before distributions have begun, any interest remaining must, by December 31 of the calendar year which contains the fifth anniversary of your death or the death of your surviving spouse, be distributed in a single sum. If your (or your surviving spouse's) designated beneficiary wishes to receive an immediate annuity which provides for payments over the beneficiary's life or over a specific period not exceeding the beneficiary's life expectancy, the beneficiary must elect to receive such payments by December 31 following the calendar year of your death. Such payments also must begin by that date. If your designated beneficiary is your spouse, annuity payments need not commence until December 31 of the year you would have attained age 70(1)/(2). This annuity contract will not allow one's life expectancy to be recalculated. The election will also apply to beneficiaries who make additional contributions or rollovers in their own names to the IRA. An amount is not distributed if it is rolled over into an Individual Retirement Account, annuity, or retirement bond for the benefit of the beneficiary.

  (6) If your surviving spouse is your designated beneficiary, your SIMPLE IRA assets may be rolled over into his or her own IRA. No rollover from your SIMPLE IRA is available for a beneficiary other than your surviving spouse, and such non-spouse beneficiary must take the SIMPLE IRA assets in the form of a taxable distribution.

--------------------------------------------
5. CONTRIBUTIONS
--------------------------------------------

  Contributions to your SIMPLE IRA are made by your employer in the form of (i) your salary reduction contributions, and (ii) additional employer contributions.

SALARY REDUCTION CONTRIBUTIONS

  You may elect to have withheld from your regular paycheck, on a pre-tax basis, a percentage of your compensation, which your employer will contribute on your behalf to your SIMPLE IRA. The maximum amount of salary reduction contributions that may be made on your behalf for a calendar year is $6,000. This limit may be

                                    -------
                                      DS-2
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                            ------------------------
                              GT GLOBAL SIMPLE IRA

adjusted from time to time to reflect increases in the cost of living increases announced by the Internal Revenue Service.

ADDITIONAL EMPLOYER CONTRIBUTIONS

  Generally, for any calendar year, your employer will contribute to your SIMPLE IRA an amount equal to 100% of your salary reduction contributions to your SIMPLE IRA, up to a maximum of 3% of your compensation for that calendar year. However, your employer may choose either (i) to match 100% of your contributions up to a maximum of 1% of your compensation for a calendar year (but your employer may elect this lower maximum contribution only twice during any five year period), or (ii) to contribute an amount equal to 2% of your compensation for a calendar year if you receive at least $5,000 from your employer for that year. For purposes of determining the 2% additional employer contribution, your employer may not take into account any compensation that you earn in excess of $160,000. This limit may be adjusted from time to time to reflect cost of living increases announced by the Internal Revenue Service. This limit does not apply for purposes of determining the amount of an employer matching contribution.

--------------------------------------------
6. TAXATION OF CONTRIBUTIONS AND EARNINGS
--------------------------------------------

  Your salary reduction contributions to your SIMPLE IRA are made on a "pre-tax" basis, which means that compensation that would otherwise have been subject to federal income tax at the time you received it will not be taxed if, instead, it is withheld from your paycheck by your employer and contributed to your SIMPLE IRA, subject to the $6,000 maximum, as adjusted. Your contributions are taken into account for purposes of federal social security, medicare, railroad retirement and unemployment taxes.

  Your employer's contributions to your SIMPLE IRA, to the extent not in excess of the maximum contributions described above, are not included in your gross income in the year of contribution for federal income tax purposes or for purposes of federal social security, medicare, railroad retirement and unemployment taxes.

  Contributions to your SIMPLE IRA are not taxed until distributed, as described in Section 8 below.

--------------------------------------------
7. TRANSFERS AND ROLLOVERS
--------------------------------------------

  Transfers allow you to transfer IRA assets directly from one IRA to another on a tax-free basis. You may transfer assets between SIMPLE IRAs (regardless of whether they are maintained by the same trustee or custodian) on a tax-free basis at any time in accordance with the rules of the SIMPLE IRAs involved in the transfer. In addition, if you have participated in a SIMPLE IRA for at least two years, you may transfer your SIMPLE IRA assets to an IRA that is not a SIMPLE IRA (regardless of whether the IRA and the SIMPLE IRA are maintained by the same trustee or custodian) in accordance with the rules of the IRA and SIMPLE IRA involved in the transfer.

  You may rollover all or a portion of certain distributions from a SIMPLE IRA to a SIMPLE IRA maintained by another trustee or custodian, at any time. In addition, if you have participated in a SIMPLE IRA for at least two years, you may rollover all or a portion of certain distributions from the SIMPLE IRA to an IRA that is not a SIMPLE IRA (regardless of whether the IRA and the SIMPLE IRA are maintained by the same trustee or custodian). In order to be treated as a rollover, the rollover must be completed within 60 days of the distribution. Only certain distributions are eligible for rollover treatment. These include one-time lump sum distributions of the entire balance of your SIMPLE IRA and installments distributions of less than 10 years. Distributions in the form of annuities and required distributions (based upon your attainment of age 70 1/2) are not eligible for rollover treatment. Generally, you are permitted to rollover a distribution from your SIMPLE IRA no more than once during any 12-month period.

--------------------------------------------
8. DISTRIBUTIONS
--------------------------------------------

  Distributions from your SIMPLE IRA are taxed as ordinary income for the calendar year in which they are received, regardless of their source. They are not eligible for capital gains treatment or the special 5-year averaging rules that apply (for tax years beginning prior to 2000) to lump sum distributions from qualified employer plans.

  As provided in Form 5305-SA, you may elect to have your SIMPLE IRA distributed in: a single sum payment; an annuity contract; or equal annual installments over a specified period

                                    -------

                            ------------------------
                              GT GLOBAL SIMPLE IRA

not to exceed your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary. In general, you must begin receiving distributions from your SIMPLE IRA no later than April 1 following the calendar year in which you reach age 70 1/2. There is a prescribed minimum amount for such distributions and an excise tax may be imposed if the amount distributed to you is less than the required amount. If you die before your SIMPLE IRA is completely distributed to you, the remaining balance in your SIMPLE IRA will be distributed to your beneficiary(ies) either in accordance with the method of distribution in effect at your death (if on or after the required beginning date) or as otherwise permitted (if your death occurs prior to the required beginning date).

--------------------------------------------
9. PREMATURE DISTRIBUTIONS
--------------------------------------------

  A penalty tax of 10% is imposed on taxable distributions made to you or your beneficiaries before you attain age 59(1)/(2). No penalty tax will be imposed if the distribution is (i) a return of nondeductible contributions, (ii) made on account of your death or disability, (iii) made in substantially equal payments over life or life expectancy as permitted in accordance with the provisions of
Section 72(t)(2) of the Code and the regulations promulgated thereunder, or (iv) contributed as a "rollover" within 60 days. In addition, the penalty tax does not apply if the distribution is made (i) to pay for medical expenses in excess of 7.5% of your adjusted gross income, (ii) if you are unemployed, to pay for medical insurance premiums after you have received unemployment compensation for a specified period, or, for distributions made after 1997, (iii) to pay for certain qualified higher education expenses of you or certain of your family members or (iv) to pay for certain expenses associated with the purchase of a first home by you or certain of your family members. This tax is in addition to any tax that is due because you must include the premature distribution in your gross income. If this 10% penalty tax otherwise applies and you receive a distribution from your SIMPLE IRA within the two-year period beginning on the date you first participated in the SIMPLE IRA, the penalty tax applicable to that distribution is increased to 25%.

--------------------------------------------
10. TAXABILITY OF ACCOUNT
--------------------------------------------

  Your SIMPLE IRA is exempt from tax unless you or your beneficiaries engage in a prohibited transaction under Section 4975 of the Internal Revenue Code. Examples of prohibited transactions include your borrowing from the SIMPLE IRA or your selling property to or buying property from the SIMPLE IRA.

  If you engage in a prohibited transaction, your IRA will lose its tax exempt status as of the first day of the tax year in which the prohibited transaction occurs. Once your SIMPLE IRA loses its exempt status, you must include the fair market value of its assets in your income for that tax year. You will also be subject to the 10% or 25% penalty tax on premature distributions.

  If you use your SIMPLE IRA or any portion thereof as security for a loan, the portion so used will be treated as distributed to you and will be currently taxable and subject to the 10% or 25% tax on premature distributions.

--------------------------------------------
11. FINANCIAL DISCLOSURES
--------------------------------------------

  Contributions to your SIMPLE IRA will be invested in shares of a GT Global Fund. You may receive earnings on your shares in the form of income dividends or net realized capital gain distributions. Such earnings will be reinvested in additional shares of a GT Global Fund. The growth in value of the SIMPLE IRA is neither guaranteed nor projected. The gross income received by a GT Global Fund is reduced by the fees paid to the manager of the Fund, Chancellor LGT Asset Management, Inc., and by expenses incurred by the Fund, such as accounting fees, taxes, interest, trustee fees and brokerage charges. Each Fund's prospectus contains more complete information including charges, expenses, the risks of global and emerging market investing and other matters of interest to a prospective investor.

                                    -------

                            ------------------------
                              GT GLOBAL SIMPLE IRA

--------------------------------------------
12. MISCELLANEOUS
--------------------------------------------

  You are required to file form 5329 (Return for Individual Retirement Savings Arrangements) for a taxable year in which you are subject to penalty taxes in connection with your SIMPLE IRA.

  The enclosed agreement has been approved as to form for use in establishing custodial accounts by the Internal Revenue Service. The Internal Revenue Service approval is a determination as to form only and does not represent a determination of the merits of the account.

--------------------------------------------
13. ADDITIONAL INFORMATION
--------------------------------------------

  Additional information on Individual Retirement Accounts (including IRS Publication 590) can be obtained from any district office of the Internal Revenue Service.

                                    -------

                         [IRS Form 5305-SA Page 1 of 2]

                              [CAMERA READY COPY]

                         [IRS Form 5305-SA Page 2 of 2]

                              [CAMERA READY COPY]

                                  ARTICLE VIII

  See Exhibit A to Form 5305-SA for additional terms applicable to your GT Global SIMPLE IRA. Exhibit A is incorporated in and made part of your GT Global SIMPLE IRA by this reference.

                              [CAMERA READY COPY]

                            ------------------------
                              GT GLOBAL SIMPLE IRA

                           EXHIBIT A TO FORM 5305-SA,
                                  ARTICLE VIII
----------------------------------------------------------

The following provisions constitute Article VIII of Form 5305-SA which is used to establish your GT Global SIMPLE IRA.

  1. The Custodian is under no duty to compel the Participant to make any contributions to the Account and shall have no duty to assure that such contributions are appropriate in amount.

  2. The amount of each contribution by the Participant or by Participant's employer shall be applied to the purchase of shares of GT Global Funds (hereinafter "Funds"). The Participant acknowledges receipt of the appropriate current prospectus(es) of the Fund(s). All dividends and capital gain distributions received on securities held in the Custodial Account (the "Account") shall be reinvested in additional shares of the Funds and credited to the Account. Shares acquired in the Account will be held beneficially for the Participant in the name of the Custodian or its nominee.

  3. The Custodian shall deliver to the Participant all shareholder notices and reports, prospectuses, financial statements, proxy material and other material as they are received from the Funds. The Custodian shall vote at all shareholder meetings of the Funds in accordance with written instructions of the Participant which will be secured by the Custodian. If no written instructions are received from the Participant, the Participant's shares shall not be voted except that the Custodian may vote "present" for purposes of determining the presence of a quorum.

  4. The Custodian may resign upon at least 60 days written notice to the Participant and Participant's employer, as applicable, and may be removed by the Participant upon 60 days written notice to the Custodian and Participant's employer, as applicable. Upon resignation by the Custodian, it shall transfer the assets of the Account in such a manner as the Participant shall designate, but in the absence of such designation, the Custodian will use its best efforts to transfer the assets of the Account to a successor custodian to be held under an Individual Retirement Account qualifying under Section 408 of the Internal Revenue Code. Upon removal of the Custodian by action of the Participant, the assets of the Account shall be transferred in accordance with the Participant's instructions.

  5. If the Participant does not effectively elect any of the methods of distribution described above by the April 1 following the calendar year in which he or she reaches age 70 1/2, the assets of the Account shall be distributed to the Participant in equal or substantially equal payments over the Participant's life expectancy in accordance with the minimum distribution requirements applicable to the Account as described in Article IV of Form 5305-SA unless the Participant effectively elects another method of distribution.

  6. By completing the Beneficiary Designation section of the SIMPLE IRA Application, the Participant may designate one or more beneficiaries to receive such benefits in the event of the Participant's death. Should the Participant die without an effective designation of beneficiary, the assets of the Account shall be distributed to the Participant's surviving spouse, or if there is no surviving spouse, to the Participant's estate in a single payment, unless another method of distribution has been elected by such spouse or estate, as applicable.

                                    -------

                       [IRS Form 5305-SIMPLE Page 1 of 6]

                              [CAMERA READY COPY]

                       [IRS FORM 5305-SIMPLE PAGE 2 OF 6]

                              [CAMERA READY COPY]

See Exhibit A to Form 5305-SIMPLE for additional terms applicable to your GT Global SIMPLE plan. Exhibit A on page DS-14 is incorporated in and made part of your GT Global SIMPLE plan by this reference.

                              [CAMERA READY COPY]

                       [IRS Form 5305-SIMPLE Page 3 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5305-SIMPLE Page 4 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5305-SIMPLE Page 5 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5305-SIMPLE Page 6 of 6]

                              [CAMERA READY COPY]

                         EXHIBIT A TO FORM 5305-SIMPLE
                                   ARTICLE VI

The following provisions constitute Article VI of Form 5305-SIMPLE which is used to establish your GT Global SIMPLE Plan.

WITHDRAWALS (INCLUDING TRANSFERS AND ROLLOVERS).

An employee may withdraw all or a part of his or her contribution to the employee's SIMPLE IRA by submitting to GT Global Investor Services, Inc., as agent for the GT Global SIMPLE IRA Custodian, a request in such form as the Custodian may reasonably require. A request for a transfer of the employee's SIMPLE IRA account balance or subsequent contributions to another SIMPLE IRA (or, after at least two years from the employee's initial participation in this SIMPLE plan, to another IRA) will be made without cost or penalty if made at any time, in writing in a form acceptable to the Custodian, during the 60-day period preceding January 1 each year (I.E., from November 1 to December 31), or for the year the employee first becomes eligible to participate, the 60-day period beginning when the employee becomes eligible provided that the specified amount of the existing account balance and/or subsequent contributions are, at the time of the transfer, invested in shares of GT Global Dollar Fund. Contributions received by the Custodian after its receipt of a transfer request applicable to those contributions will automatically be invested in shares of GT Global Dollar Fund so that the transfer can be made without cost or penalty. However, if the employee maintains the existing investment to be transferred, or specifically requests that a subsequent contribution to be transferred, be invested in shares of a GT Global Fund for which a sales charge is applicable rather than GT Global Dollar Fund, the transfer will not be made without cost or penalty since the sales charge will not be refunded. The transfer request will remain in effect until the employee revokes or modifies it in a form and manner acceptable to the Custodian.

Further information about how to make withdrawals or transfers from your SIMPLE IRA, including the forms which may be necessary, may be obtained by calling GT Global at 1-800-223-2138.

                       [IRS Form 5304-SIMPLE Page 1 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5304-SIMPLE Page 2 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5304-SIMPLE Page 3 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5304-SIMPLE Page 4 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5304-SIMPLE Page 5 of 6]

                              [CAMERA READY COPY]

                       [IRS Form 5304-SIMPLE Page 6 of 6]

                              [CAMERA READY COPY]

[LOGO]
   GT Global Funds
 P.O. Box 7345, San Francisco, CA 94120-7345                                              SIMPLE IRA APPLICATION
 800/223-2138

 ACCOUNT REGISTRATION
 TYPE OF ACCOUNT: / / CONTRIBUTORY / / SIMPLE IRA ROLLOVER / / SIMPLE IRA TRANSFER*
 -----------------------------------------------------------------------------------------------------------
  * I HAVE ATTACHED A COMPLETED SIMPLE IRA TRANSFER AUTHORIZATION.

 Name                                                         Employer Name
------------------------------------------------------------  ----------------------------------------------------
 Address                                                      Address
 ----------------------------------------------------------   -----------------------------------------------------------
         STREET                                               STREET
  --------------------------------------------------------    ------------------------------------------------------------
   CITY                     STATE      ZIP CODE               CITY                     STATE      ZIP CODE
 Tel. No. (      )              Fax No. (      )              Tel. No. (      )              Fax No. (      )
        ----------------------        ----------------------  -----------------------------
 Social Security Number                                       -----------------------------
 --------------------------------------------                 Form of employer's plan:
 (or Taxpayer Identification Number)                          / / Form 5305-SIMPLE. (Please send this Application and the
 Date of Birth                                                Custodial Account Agreement (Form 5305-SA) to GT Global,
 -----------------------------------------------------            Inc. ("GT Global").)
                                                              / / Form 5304-SIMPLE. (Please send this Application and the
                                                              Custodial Account Agreement (Form 5305-SA) to the
                                                                  institution you selected as custodian.)
 FUND SELECTION & INITIAL CONTRIBUTION
 Each GT Global Mutual Fund issues multiple classes of shares. Please read the prospectus of the applicable class of such
 Funds carefully before you invest. Please check applicable box:

 / /Enclosed is a check for $ --------- made payable to GT Global Investor Services, Inc. (as agent for the Custodian) to be invested as a rollover contribution from another SIMPLE IRA in the Fund(s) hereby specified.

 / /This is a transfer from another SIMPLE IRA to be invested in the Fund(s)
    hereby specified. (Please indicate only thePERCENTAGE of the transfer you wish
    allocated to each Fund. Please complete the separate SIMPLE IRA Transfer
                                               Authorization Form.)
 / /The above-referenced employer will make contributions to my SIMPLE-IRA to be invested in the Fund(s) hereby specified. (Please indicate only the PERCENTAGE of each contribution that you wish allocated to each Fund.)
 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER: / / CLASS A SHARES
  / / CLASS B SHARES (NOT AVAILABLE FOR DOLLAR FUND) / / CLASS C SHARES (NEW DIMENSION FUND ONLY) (CLASS B AND C SHARES ARE NOT AVAILABLE IF YOUR EMPLOYER USED FORM 5305-SIMPLE) OR / / ADVISOR CLASS SHARES. If a class share box is not checked, your investment will be made in Class A shares.

                                INITIAL CONTRIBUTION                                            INITIAL CONTRIBUTION
  07 / / GT GLOBAL    $                OR                 %     13 / / GT GLOBAL      $                OR                 %
  WORLDWIDE GROWTH    -----------------    ----------------     LATIN AMERICA GROWTH  -----------------    ----------------
  FUND                                                          FUND
  05 / / GT GLOBAL    $                OR                 %     24 / / GT GLOBAL      $                OR                 %
  INTERNATIONAL       -----------------    ----------------     AMERICA SMALL CAP     -----------------    ----------------
  GROWTH FUND                                                   GROWTH FUND
  16 / / GT GLOBAL    $                OR                 %     06 / / GT GLOBAL      $                OR                 %
  EMERGING MARKETS    -----------------    ----------------     AMERICA MID CAP       -----------------    ----------------
  FUND                                                          GROWTH FUND
  22 / / GT GLOBAL    $                OR                 %     23 / / GT GLOBAL      $                OR                 %
         CONSUMER     -----------------    ----------------     AMERICA VALUE FUND    -----------------    ----------------
         PRODUCTS
         AND
           SERVICES
         FUND
  17 / / GT GLOBAL    $                OR                 %     04 / / GT GLOBAL      $                OR                 %
  FINANCIAL SERVICES  -----------------    ----------------     JAPAN GROWTH FUND     -----------------    ----------------
  FUND
  11 / / GT GLOBAL    $                OR                 %     10 / / GT GLOBAL      $                OR                 %
  HEALTH CARE FUND    -----------------    ----------------     GROWTH & INCOME FUND  -----------------    ----------------
  19 / / GT GLOBAL    $                OR                 %     08 / / GT GLOBAL      $                OR                 %
  INFRASTRUCTURE      -----------------    ----------------     STRATEGIC INCOME      -----------------    ----------------
  FUND                                                          FUND
  21 / / GT GLOBAL    $                OR                 %     09 / / GT GLOBAL      $                OR                 %
  NATURAL RESOURCES   -----------------    ----------------     GOVERNMENT INCOME     -----------------    ----------------
  FUND                                                          FUND
  15 / / GT GLOBAL    $                OR                 %     18 / / GT GLOBAL      $                OR                 %
  TELECOMMUNICATIONS  -----------------    ----------------     HIGH INCOME FUND      -----------------    ----------------
  FUND
  02 / / GT GLOBAL    $                OR                 %     25 / / GT GLOBAL NEW  $                OR                 %
  NEW PACIFIC GROWTH  -----------------    ----------------     DIMENSION FUND        -----------------    ----------------
  FUND
  01 / / GT GLOBAL    $                OR                 %     26 / / GT GLOBAL      $                OR                 %
  DOLLAR FUND         -----------------    ----------------     DEVELOPING MARKETS    -----------------    ----------------
                                                                FUND
  03 / / GT GLOBAL    $                OR                 %     TOTAL INITIAL                            $
  EUROPE GROWTH FUND  -----------------    ----------------     CONTRIBUTION:                   --------------------
                                                                CONTRIBUTION YEAR:              --------------------

 NOTE: Minimum Initial Contribution -- $100 per Fund
       Maximum Annual SIMPLE IRA Contribution -- See Disclosure Statement

 TELEPHONE EXCHANGE
 I, either directly or through the Authorized Agent, if any, named below, hereby authorize the Transfer Agent of the GT Global
 Fund, to honor any telephone, telex or telegraphic instructions believed to be authentic for exchange between any of the Funds distributed by GT Global. I understand and agree that the account will be subject to the telephone exchange privilege described in the applicable GT Global Fund's current prospectus and agree that GT Global, GT Global Funds and the Funds' Transfer Agent,
 their officers and employees, will not be responsible for the authenticity of any telephone, telex, or telegraphic instructions nor be liable for any loss arising out of any such telephone, telex or telegraphic instructions effected including any such loss due to negligence on the part of such entities.
 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER OR ADVISOR) ONLY
 We hereby submit this SIMPLE IRA Application for the purchase of shares including shares purchased under a Right of
 Accumulation or Letter of Intent in accordance with the terms of our Selling Agreement with GT Global and with the
 Prospectus(es) for the GT Global Fund(s). We agree to notify GT Global of any purchases properly made under a Letter of Intent or Right of Accumulation.
Broker/Dealer or Advisor Name   --------------------------------------------------
Main Office Address  --------------------------------------------------
Branch Number   ---------------  Representative's Number   ---------------  Representative's Name   ---------------


 Branch Address  --------------------------                   Telephone Number---------------------------------------
 For Class A, B and C shares only:
 Broker/Dealer's Authorized Signature X                       Title ----------------------------------------------------
                                        --------------------
 For Advisor Class shares only: We hereby submit this SIMPLE IRA Application for the purchase of Advisor Class shares in accordance with the terms of our Advisor Class Agreement with GT Global and with the Prospectus and Statement of
 Additional Information of each Fund purchased.
 Advisor's Authorized Signature  X                            Title ----------------------------------------------------
                                 ---------------------------

DESIGNATION OF BENEFICIARY(IES)
If you require more room to name additional beneficiaries, please provide the necessary information on a separate sheet, and indicate next to each name whether beneficiary is primary or contingent.
PRIMARY BENEFICIARY(IES)
I hereby designate the following person(s) to receive any interest remaining in my SIMPLE IRA upon my death:

1.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------ Date of Birth --------   Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------
2.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------------- DOB --------      Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------
CONTINGENT BENEFICIARY(IES)
I hereby designate the following person(s) to receive any interest remaining in my SIMPLE IRA upon my death:
1.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------------- DOB --------      Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------
2.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------------- DOB --------      Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------

 Unless otherwise indicated above, the benefit payable hereunder shall be paid in equal shares to the Primary Beneficiaries who survive the Participant. If no Primary Beneficiary(ies) survives the Participant, the payment shall be made in equal shares (or as otherwise indicated above) to the Contingent Beneficiary(ies) who survive the Participant. The Participant reserves the right to change the above beneficiary by filing a new Beneficiary Designations Form with the Custodian. Should no named beneficiary survive the date of distribution, the account shall be distributed to my surviving spouse, or if there is no surviving spouse, in a single payment to my estate. ONLY THE MOST RECENT EXECUTED DESIGNATION OF BENEFICIARY(IES) ON FILE WITH GT GLOBAL INVESTOR SERVICES, INC. (AS AGENT FOR THE CUSTODIAN) WILL BE HONORED.
 CONSENT OF SPOUSE

 I consent to the above Beneficiary Designation.
 Signature of Spouse: _________________________________  Date: ________________
 (Note: May be required in community property states if any person other than or in addition to Participant's Spouse is designated as Beneficiary.)

REDUCED SALES CHARGES

 RIGHT OF ACCUMULATION -- CLASS A SHARES ONLY

 / / I certify that I qualify for the Right of Accumulation sales charge discount described in the prospectus and statement of additional information of the Fund(s) purchased.

 / / I own shares of more than one GT Global Mutual Fund. Below is a schedule showing the numbers of each of my Shareholder Accounts.

 / / The registration of some of my shares differs from that shown on this SIMPLE IRA Application. Below is a schedule showing the account number(s) and full registration in each case.

STATEMENT OF INTENTION -- CLASS A SHARES ONLY

I agree to the Statement of Intention set forth in the Prospectus(es) for the Fund(s) in which I am investing. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in Class A Shares of the GT Global Mutual Funds, in an aggregate amount at least equal to:

/ / $50,000           / / $100,000           / / $250,000          / / $500,000

  LIST OF OTHER GT GLOBAL MUTUAL FUND ACCOUNTS:

  ______________________________________         _______________________________
  ______________________________________         _______________________________
  ______________________________________         _______________________________
 Account Numbers                                           Account Registrations

 AGREEMENT AND SIGNATURE

 I acknowledge receipt of the Disclosure Statement and IRA Agreement (IRS Form 5305-SA) for the GT Global SIMPLE IRA. I acknowledge receipt of the current Prospectus(es) of the Fund(s) in which I have directed GT Global Investor Services, Inc. (as agent for the Custodian) to invest my contribution(s). I agree to the terms and provisions set forth in this SIMPLE IRA Application including those contained in the Telephone Exchange section, the Disclosure Statement, the Individual Retirement Custodial Account Agreement (IRS Form 5305-SA) and the Prospectus(es). AS REQUIRED BY THE INTERNAL REVENUE SERVICE, I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAXPAYER IDENTIFICATION NUMBER GIVEN ON THE FACE OF THIS SIMPLE IRA APPLICATION IS CORRECT AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING IN MY IRA(S). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

 Signature X_______________________________ Date ______________________________
           Individual

 FOR GT GLOBAL USE ONLY

 ACCEPTED:

 X_____________________________________________________ _______________________
 Signature of Custodian or its Agent                        Date

logo      GT Global Funds                                                     SUPPLEMENTAL APPLICATION
 P.O. Box 7345, San Francisco, CA 94120-7345                             FOR AUTOMATIC INVESTMENT PLAN
 800/223-2138

ACCOUNT REGISTRATION
PLEASE NOTE: Automatic Investment Plan may ONLY be used for current year IRA contributions.
Please supply the following information exactly as it appears on the Fund's records.
------------------------------------------------------------  ------------------------------------------------------------
Name                                                          Account Number

------------------------------------------------------------  ------------------------------------------------------------
Address                                                       Telephone Number

------------------------------------------------------------  ------------------------------------------------------------
City        State        Zip Code                             Social Security Number
                                                              ------------------------------------
AUTOMATIC INVESTMENT PLAN                                     Date of Birth
I hereby authorize the Transfer Agent of the GT Global Funds to debit my personal checking account on the designated dates in order to purchase shares in the Fund(s) indicated at the applicable public offering price determined on that day.
Please indicate if your purchase is for / / Class A Shares, / / Class B Shares or / / Class C Shares (New Dimension Fund
only).
Fund: -------------------------  $ ----------  or ---%    Fund: -------------------------  $ ----------  or   -----%
Fund: -------------------------  $ ----------  or ---%    Fund: -------------------------  $ ----------  or   -----%
Fund: -------------------------  $ ----------  or ---%    Fund: -------------------------  $ ----------  or   -----%
    / / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select:-------------
                                                                                                                   (MONTH)
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)
Amount of each debit (minimum $100)  $ -----------------------------
NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan
Application.

BANK AUTHORIZATION

--------------------  ------------------------------------                                    ------------
Bank Name             Bank Address                                                            Bank Account Number

AGREEMENT AND SIGNATURES

IF YOU HAVE SELECTED A SPECIAL INVESTMENT OPTION, PLEASE COMPLETE THE SECTION BELOW.
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Funds receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

-------------------------------------------------
Date
X                                                  X
------------------------------------------------   -------------------------------------------------
Signature                                          Signature

-------------------------------------------------  ------------------------------------------------------------
Signature Guarantee* (if applicable)               Signature Guarantee* (if applicable)
X                                                  X
------------------------------------------------   -------------------------------------------------
Signature                                          Signature

-------------------------------------------------  ------------------------------------------------------------
Signature Guarantee* (if applicable)               Signature Guarantee* (if applicable)

*Acceptable signature guarantors: (1) a commercial bank; (2) a U.S. trust company; (3) a member firm of a U.S.
 stock exchange; (4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution.
 A notary public is NOT an acceptable guarantor. An investor with questions concerning the GT Global Mutual
 Funds signature guarantee requirement should contact the Transfer Agent.

[LOGO]
   GT Global Funds                                                                                              SIMPLE IRA
 P.O. Box 7345, San Francisco, CA 94120-7345                                                        TRANSFER AUTHORIZATION
 800/223-2138

 Please complete a separate Transfer Authorization for each SIMPLE IRA Account to be transferred.

 TO EXISTING SIMPLE IRA CUSTODIAN:
 Name of Existing SIMPLE IRA Custodian______________ Telephone_(________)______ Address________________________ ______________________ ___________ ___________
       Street                                    City     State     Zip Code
 Individual Account:_____________________________ in the name of ______________
                           Account Name    Account Number         Your Name
 Please liquidate/transfer in kind* $________________ or ________________% of my SIMPLE IRA identified above and transfer those funds by a check, made payable to:
 GT Global Investor Services, Inc., for __________________________, IRA Account
 #________________________________
                                                                     Investor's
       Name                                          Existing GT Global Account
                                                          Number, if applicable

 AGE 70 1/2 RESTRICTIONS

 (Please complete this section if you will be age 70 1/2 or older in the transfer year.)

 The following transfer restrictions apply to this transaction:

1.    Required Minimum Distribution. I authorize the Custodian or Trustee named above (select one):
      / / to distribute my required minimum distribution to me prior to transferring my SIMPLE IRA assets.
      / / to segregate and retain minimum distribution amount. Distribute on -------------, 19 --.

2.    Required Elections. (Complete only if you have reached your required beginning date, I.E., April 1, following the year in which you attain age 70 1/2.)
      a. My oldest primary beneficiary with respect to the transferring SIMPLE IRA is:
      Name              ------------------- Birthdate              ----------- Relationship
      -------------------
      b. My life expectancy / / was / / was not being recalculated.
      c.  The life expectancy of my spouse beneficiary / / was / / was not being recalculated / / Not Applicable. I am aware that the elections indicated above became irrevocable as of my required beginning date and will apply to the
          SIMPLE IRA with the new Custodian indicated below.

 THIS FORM, ALONG WITH ALL CHECK(S), SHOULD BE MAILED TO:

 IF YOUR EMPLOYER HAS USED FORM 5305-SIMPLE:
 GT GLOBAL INVESTOR SERVICES, INC. (AS AGENT FOR THE CUSTODIAN), P.O. BOX 7345, SAN FRANCISCO, CA 94120-7345

 IF YOUR EMPLOYER HAS USED FORM 5304-SIMPLE:

 ------------------------------------------------------------------------------
 Name of Your Custodian                 Address

X
----------------------------------------  ----------------------------------------  ----------------------------------------
Investor's Signature                      Date                                                Signature Guarantee
                                                                                       (if required by current Custodian)

 * If this SIMPLE IRA currently holds shares of a GT Global Mutual Fund, you may request a direct transfer of shares.

 FOR GT GLOBAL OR CUSTODIAN USE ONLY

 GT Global Investor Services, Inc. (as agent for the GT Global SIMPLE IRA Custodian), or if applicable, the undersigned Custodian, agrees to accept the transfer described above and upon written receipt will apply the proceeds to investments as designated by the Investor.
 X_______________________________ _____________________________________________
 Signature of Custodian or its
 Agent                                                                     Date

[LOGO]
   GT Global Funds
 Fifty California Street                                                                                    SUPPLEMENTAL APPLICATION
 27th Floor                                                                                            PORTFOLIO REBALANCING PROGRAM
 San Francisco, CA 94111-4624

 ACCOUNT REGISTRATION EXISTING
 SHAREHOLDER ACCOUNT NUMBER

 NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors accounts should be in the same name of one custodian and one minor and include the state under which the custodianship is created.


 --------------------------------------
 Owner                                    Social Security Number / / or Taxpayer Identification Number ("TIN") / /
--------------------------------------    (Check applicable box)
 Co-owner 1                               If more than one owner, social security number or TIN should be provided for first
--------------------------------------    owner listed. If a purchase is made under Uniform Gift/Transfer to Minors Act, social
 Co-owner 2                               security number of the minor must be provided.
 --------------------------------------   Resident of / / U.S. / / Other (specify)------------------------------
 Street Address                           Failure to provide TIN will result in 31% withholding on redemptions and exchanges.

                                                                               (       )                      (       )
 ------------------------------------------------------------------------------------------------------------------------------
 City, State, Zip Code                                                            Home Telephone             Business Telephone

 FUND SELECTION $500 MINIMUM INITIAL INVESTMENT REQUIRED FOR EACH FUND SELECTED
                FOR CLASS A AND CLASS B SHARES.
                  CHECKS SHOULD BE MADE PAYABLE TO "GT GLOBAL INVESTOR
                SERVICES, INC."

 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER   / / Class A
 Shares   / / Class B Shares or   / / Advisor Class Shares

 If a class share box is not checked, your investment will be made in Class A shares. Minimum 2 funds; Maximum 10 funds; Minimum 5% allocation per Fund.

07 / / GT GLOBAL WORLDWIDE GROWTH FUND                 ----------      03 / / GT GLOBAL EUROPE GROWTH FUND           ----------
05 / / GT GLOBAL INTERNATIONAL GROWTH FUND             ----------      13 / / GT GLOBAL LATIN AMERICA GROWTH FUND    ----------
16 / / GT GLOBAL EMERGING MARKETS FUND                 ----------      24 / / GT GLOBAL AMERICA SMALL CAP GROWTH     ----------
                                                                       FUND
26 / / GT GLOBAL DEVELOPING MARKETS FUND               ----------      06 / / GT GLOBAL AMERICA MID CAP GROWTH FUND  ----------
25 / / GT GLOBAL NEW DIMENSION FUND                    ----------      23 / / GT GLOBAL AMERICA VALUE FUND           ----------
11 / / GT GLOBAL HEALTH CARE FUND                      ----------      04 / / GT GLOBAL JAPAN GROWTH FUND            ----------
15 / / GT GLOBAL TELECOMMUNICATIONS FUND               ----------      10 / / GT GLOBAL GROWTH & INCOME FUND         ----------
19 / / GT GLOBAL INFRASTRUCTURE FUND                   ----------      09 / / GT GLOBAL GOVERNMENT INCOME FUND       ----------
17 / / GT GLOBAL FINANCIAL SERVICES FUND               ----------      08 / / GT GLOBAL STRATEGIC INCOME FUND        ----------
21 / / GT GLOBAL NATURAL RESOURCES FUND                ----------      18 / / GT GLOBAL HIGH INCOME FUND             ----------
22 / / GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND   ----------      01 / / GT GLOBAL DOLLAR FUND                  ----------
02 / / GT GLOBAL NEW PACIFIC GROWTH FUND               ----------      Total percentage must equal 100%.

Rebalance frequency -- check one:   / / Monthly   / / Quarterly   / / Semi annually   / / Annually

 CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS

 All capital gains distributions and dividends will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

 / / Pay capital gain distributions only in cash   / / Pay dividends only in
 cash   / / Pay capital gain distributions and dividends in cash.
 Investment will be split according to allocation.

AGREEMENTS & SIGNATURES
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Funds receives written notice of any change or revocation. ANY CHANGE
IN THESE INSTRUCTIONS MUST BE SIGNED IN WRITING.

------------------------------------------------------------
Date
X                                                             X
-----------------------------------------------               -----------------------------------------------
Signature                                                     Signature
X                                                             X
-----------------------------------------------               -----------------------------------------------
Signature                                                     Signature

                           -------------------------
                              GT GLOBAL SIMPLE IRA

                                     NOTES

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                                     DS-26

                           -------------------------
                              GT GLOBAL SIMPLE IRA

                                     NOTES

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                                     DS-27

                           -------------------------
                              GT GLOBAL SIMPLE IRA

                                     NOTES

--------------------------------------------------------------------------------

January 1998                                                        SIMQA712005M

                                    -------
                                     DS-28